Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of April 3, 2008, is by and among VIVUS, Inc., a Delaware corporation (the “Company”), Deerfield Private Design Fund L.P. (“DFPDF”), Deerfield Private Design International, L.P. (collectively with DFPDF, the “Investors”) and Deerfield Management Company, L.P. (“Deerfield”).

WITNESSETH

WHEREAS, the Company has filed with the Securities and Exchange Commission (the “Commission”) the Registration Statement (as defined below) relating to the offer and sale from time to time of the Company’s securities, including shares of its Common Stock, $0.001 value (“Common Stock”);

WHEREAS, the Company is offering for sale shares of Common Stock (the “Offered Shares”) pursuant to the Registration Statement; and

WHEREAS, the Investor desires to purchase from the Company Offered Shares on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the recitals (which are deemed to be a part of this Agreement), mutual covenants, representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Definitions.  As used herein, the following terms have the meanings indicated:

“Business Day” means any day other than Saturday, Sunday or a day on which banks in the City of New York are authorized or required to be closed.

“Person” shall mean any individual, partnership, limited liability company, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

“Prospectus” shall have the meaning set forth in Section 4(b)(6) hereof.

“Prospectus Supplement” shall mean the prospectus supplement filed with the Commission pursuant to Rule 424(b) promulgated under the Securities Act and deemed to be part of the Registration Statement at the time of effectiveness.

“Registration Statement” shall mean the registration statement on Form S-3 (File No. 333-135793), including a prospectus, and including all amendments and supplements thereto (including the Prospectus Supplement), relating to the offer and sale of certain of the Company’s Common Stock, including the Investor Shares.  References herein to the term “Registration Statement” as of any date shall mean such effective registration statement, as amended or supplemented to such date, including all information and documents incorporated by reference therein as of such date.

“Securities Act” shall mean the Securities Act of 1933, as amended.

2.                                       Purchase of Common Stock.  Subject and pursuant to the terms and conditions set forth in this Agreement, the Company agrees that it will issue and sell to the Investor and the Investor agrees that it will purchase from the Company the number of Offered Shares set forth on Schedule I attached hereto (the “Investor Shares”).  The aggregate purchase price for the Investor Shares (the “Aggregate Purchase Price”) and the purchase price per Investor Share is set forth on Schedule I hereto.  The closing of the purchase and sale of the Investor Shares will take place on or before the fifteenth (15th) Business Day following the date of this Agreement, or such other date or time as the parties may agree upon in writing (the “Closing”).

3.                                       Deliveries at Closing.

(a)          Deliveries by the Investor.  At the Closing, each Investor shall deliver to the Company the Aggregate Purchase Price by wire transfer of immediately available funds to an account designated by the Company as set forth on Schedule I hereto, which funds will be delivered to the Company in consideration of the Investor Shares issued at the Closing.

(b)         Deliveries by the Company.  At the Closing, the Company shall deliver to each Investor the Investor Shares through The Depository Trust Company DWAC system to the account that the Investor has specified in writing to the Company.

4.                                       Representations, Warranties, Covenants and Agreements.

(a)          Investor Representations, Warranties and Covenants.  Each Investor represents, warrants, covenants and agrees as follows:

(1)                                  Investor has received and reviewed copies of the Registration Statement and the Prospectus, including all documents and information incorporated by reference therein and amendments thereto, and understands that no Person has been authorized to give any information or to make any representations that were not contained in the Registration Statement and the Prospectus, and Investor has not relied on any such other information or representations in making a decision to purchase the Investor Shares.  Investor hereby consents to receiving delivery of the Registration Statement and the Prospectus, including all documents and information incorporated by reference therein and amendments thereto, by electronic mail.  Investor understands that an investment in the Company involves a high degree of risk for the reasons, among others, set forth under the captions “RISK FACTORS” in the Prospectus.

(2)                                  Investor acknowledges that it has sole responsibility for its own due diligence investigation and its own investment decision, and that in connection with its investigation of the accuracy of the information contained or incorporated by reference in the Registration Statement and the Prospectus and its investment decision, Investor has not relied on any representation or information, as the case may be, not set forth in this Agreement, the Registration Statement or the Prospectus, or any Person affiliated with the Company or on the fact that any other Person has decided to invest in the Offered Shares.

(3)                                  The execution and delivery of this Agreement by Investor and the performance of this Agreement and the consummation by Investor of the transactions contemplated hereby have been duly authorized by all necessary (corporate, partnership or limited liability in the case of a corporation, partnership or limited liability company) action of Investor, and this

Agreement, when duly executed and delivered by Investor, will constitute a valid and legally binding instrument, enforceable in accordance with its terms against Investor, except as enforcement hereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization or similar laws or court decisions affecting enforcement of creditors’ rights generally and except as enforcement hereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(4)                                  No state, federal or foreign regulatory approvals, permits, licenses or consents or other contractual or legal obligations are required for Investor to enter into this Agreement or purchase the Investor Shares.

(b)         Company Representations, Warranties and Covenants.  The Company hereby represents, warrants, covenants and agrees as follows:

(1)                                  The Company has been duly incorporated and has a valid existence and the authorization to transact business as a corporation under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for such jurisdictions wherein the failure to be so qualified and in good standing would not individually or in the aggregate have a material adverse effect on the business, results of operations or financial condition of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

(2)                                  Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for such jurisdictions wherein the failure to be so qualified and in good standing would not individually or in the aggregate have a Material Adverse Effect.  All subsidiaries and their respective jurisdictions of incorporation are identified on Schedule II hereto.  Except as disclosed in Schedule II, all of the outstanding capital stock or other voting securities of each subsidiary is owned by the Company, directly or indirectly, free and clear of any lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities).  There are no outstanding (i) securities of the Company or any of the subsidiaries of the Company which are convertible into or exchangeable for shares of capital stock or voting securities of any subsidiary of the Company or (ii) options or other rights to acquire from the Company or any subsidiary of the Company, or other obligation of the Company or any subsidiary of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of any subsidiary of the Company (collectively, the “Subsidiary Securities”).  There are no outstanding obligations of the Company or any subsidiary of the Company to repurchase, redeem or otherwise acquire any outstanding Subsidiary Securities.

(3)                                  The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company and this Agreement, when duly executed and delivered by the parties hereto, will constitute a valid and legally binding instrument of the Company enforceable in accordance with its terms, except as enforcement hereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization or similar laws or court decisions affecting enforcement of creditors’ rights generally and except as enforcement hereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(4)                                  The Investor Shares have been duly authorized by the Company, and when issued and delivered by the Company against payment therefor as contemplated by this Agreement, the Investor Shares will be validly issued, fully paid and nonassessable, and will conform to the description of the Common Stock contained in the Prospectus.

(5)                                  The execution and delivery of this Agreement do not, and the compliance by the Company with the terms hereof will not, (i) violate the Certificate of Incorporation (as amended to date) of the Company or the By-Laws (as amended to date) of the Company, (ii) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of their properties or assets are subject, or (iii) result in a violation of, or failure to be in compliance with, any applicable statute or any order, judgment, decree, rule or regulation of any court or governmental, regulatory or self-regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except where such breach, violation, default or the failure to be in compliance would not individually or in the aggregate have a Material Adverse Effect or adversely affect the ability of the Company to issue and sell the Investor Shares; and no consent, approval, authorization, order, registration, filing or qualification of or with any such court or governmental, regulatory or self-regulatory agency or body is required for the valid authorization, execution, delivery and performance by the Company of this Agreement or the issuance of the Investor Shares, except for the filing of the Prospectus Supplement and for such consents, approvals, authorizations, registrations, filings or qualifications as may be required under state securities or “blue sky” laws.

(6)                                  The Company meets the requirements for use of Form S-3 under the Securities Act.  The Registration Statement, which covers the Investor Shares, including a form of prospectus and such amendments or supplements to such Registration Statement as may have been required prior to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act, has been filed with the Commission, has become effective and filed with the Commission and incorporates by reference documents which the Company has filed in accordance with the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Company has prepared a Prospectus Supplement, to the prospectus included in the Registration Statement referred to above and the documents incorporated by reference therein, setting forth the terms of the offering, sale and plan of distribution of the Investor Shares and additional information concerning the Company and its business and will promptly file the Prospectus Supplement with the Commission pursuant to Rule 424(b).  No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, or any part thereof, has been issued and served on the Company, and no proceedings for that purpose are pending or, to the knowledge of the Company, threatened by the Commission.  Copies of such Registration Statement and prospectus, any such amendment or supplement and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement have been delivered to the Investor.  The final form of prospectus included in the Registration Statement, as amended or supplemented from time to time (including the Prospectus Supplement), is referred to herein as the

“Prospectus.”  Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated (or deemed to be incorporated) by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein.  As of the close of business on April 3, 2008, at least a number of shares of Common Stock equal to the number of Investor Shares were available for issuance pursuant to the Registration Statement, which permits the sale of the Investor Shares in the manner contemplated by this Agreement.

Each part of the Registration Statement, when such part became or becomes effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the date hereof and the date of the Closing, did or will in all material respects comply with all applicable provisions of the Securities Act and the Exchange Act. Each part of the Registration Statement, when such part became or becomes effective, did not or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.  The Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission, did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed.  The foregoing representations and warranties in this Section 4(b)(6) do not apply to any statements or omissions made in reliance on and in conformity with information relating to the Investors furnished in writing to the Company by the Investors specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto.

The documents which are incorporated by reference in the Registration Statement or the Prospectus, or any amendment or supplement thereto, or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and any further documents so filed and incorporated by reference shall, when they become effective under the Securities Act or when they are filed with the Commission, conform in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(7)                                  The consolidated financial statements and financial schedules of the Company included or incorporated by reference in the Registration Statement and the Prospectus have been prepared in conformity with generally accepted accounting principles (except, with respect to the unaudited consolidated financial statements, for the footnotes and subject to customary audit adjustments) applied on a consistent basis, are consistent in all material respects with the books and records of the Company, and accurately present in all material respects the consolidated financial position, results of operations and cash flow of the Company and its subsidiaries as of and for the periods covered thereby.

(8)                                  There are no material liabilities of the Company or any subsidiary of the Company of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than liabilities disclosed in the consolidated financial statements and financial schedules of the Company, and other undisclosed liabilities which, individually or in the aggregate, are not material to the Company and any of its subsidiaries, taken as a whole.

(9)                                  Neither the Company nor any of its subsidiaries has sustained since the respective dates of the latest audited financial statements included in the Registration Statement and Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Registration Statement and Prospectus; and, since the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries, the Company and its subsidiaries have not incurred any material liabilities or obligations, direct or contingent, nor entered into any material transactions not in the ordinary course of business and there has not been any material adverse change in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as disclosed in or contemplated by the Registration Statement and Prospectus.

(10)                            Other than as disclosed in the Prospectus, there are no legal, governmental or regulatory proceedings pending to which the Company or any of its subsidiaries is a party or of which any material property of the Company or any of its subsidiaries is the subject which, taking into account the likelihood of the outcome, the damages or other relief sought and other relevant factors, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect or adversely affect the ability of the Company to issue and sell the Investor Shares; to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental or regulatory authorities or threatened by others.

(11)                            The Company and each of its subsidiaries have good and marketable title to all the real property and owns all other properties and assets, reflected as owned in the financial statements included in the Registration Statement and the Prospectus, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those, if any, reflected in such financial statements or which are not material to the Company and its subsidiaries taken as a whole.  The Company and each of its subsidiaries hold their respective leased real and personal properties under valid and binding leases, except where the failure to do so would not reasonably be expected to individually or in the aggregate have a Material Adverse Effect.

(12)                            The Company has filed all necessary federal and state income and franchise tax returns and has paid all taxes shown as due thereon or has filed all necessary extensions, and there is no tax deficiency that has been, or to the knowledge of the Company might be, asserted against the Company or any of its properties or assets that would in the aggregate or individually reasonably be expected to have a Material Adverse Affect.

(13)                            There are no holders of securities of the Company having preemptive rights to purchase Common Stock.  There are no holders or beneficial owners of securities of the Company having rights to registration thereof whose securities have not been previously registered or who have not waived such rights with respect to the registration of the Company’s securities on the Registration Statement, except where the failure to obtain such waiver would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

(14)                            The Company has not taken and will not take any action that constitutes or is designed to cause or result, or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Shares.

(15)                            Other than as disclosed in the Prospectus, to the Company’s knowledge, the Company together with its subsidiaries owns and possesses all right, title and interest in and to, or has duly licensed from third parties, all patents, patent rights, trade secrets, inventions, know-how, trademarks, trade names, copyrights, service marks and other proprietary rights (“Intellectual Property”) necessary to the business of the Company and each of its subsidiaries taken as a whole as currently conducted.  To the Company’s knowledge and except as would not individually or in the aggregate have a Material Adverse Effect, there is no infringement or other violation by third parties of any of the Intellectual Property of the Company.  Neither the Company nor any of its subsidiaries has received any notice of infringement or misappropriation from any third party that has not been resolved or disposed of and, to the Company’s knowledge, neither the Company nor any of its subsidiaries has infringed or misappropriated the Intellectual Property of any third party, which infringement or misappropriation would individually or in the aggregate have a Material Adverse Effect.  Further, there is no pending or, to the Company’s knowledge and except as would not individually or in the aggregate have a Material Adverse Effect, threatened action, suit, proceeding or claim by governmental authorities or others that the Company is infringing a patent, and there is no pending or, to the Company’s knowledge and except as would not individually or in the aggregate have a Material Adverse Effect, threatened legal or administrative proceeding relating to patents and patent applications of the Company, other than proceedings initiated by the Company before the United States Patent and Trademark Office and the patent offices of certain foreign jurisdictions which are in the ordinary course of patent prosecution.  To the Company’s knowledge, the patent applications of the Company presently on file disclose patentable subject matter, and the Company is not aware of any inventorship challenges, any interference which has been declared or provoked, or any other material fact that would preclude the issuance of patents with respect to such applications.

(16)                            The conduct of the business of the Company and each of its subsidiaries is in compliance in all respects with applicable laws, rules and regulations of governmental and regulatory bodies, except where the failure to be in compliance would not individually or in the aggregate have a Material Adverse Effect.

(17)                            The Company is not, and does not intend to conduct its business in a manner in which it would become, an “investment company” as defined in Section 3(a) of the Investment Company Act of 1940, as amended.

(18)                            All offers and sales of the Company’s capital stock prior to the date hereof were at all relevant times registered pursuant to the Securities Act or exempt from the registration requirements of the Securities Act and were duly registered with or the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws, except where the failure to do so would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

(19)                            The Company has filed with the Nasdaq Global Market a Notification of Listing of Additional Shares with respect to the Investor Shares within the time period required by the rules of the Nasdaq Global Market and the Investor Shares have been approved for listing on the Nasdaq Global Market.

(20)                            To the extent that the Company or any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that the Company believes constitutes material, non-public information, any such material, non-public information will be disclosed by the Company within 48 hours of the Closing.

5.                                       Conditions.

(a)          The obligation of each Investor to purchase and acquire the Investor Shares hereunder shall be subject to the conditions that:

(1)                                  All representations and warranties and other statements of the Company shall be true and correct as of and on each of the date of this Agreement and the date of the Closing;

(2)                                  The Company shall have performed all of its obligations hereunder theretofore to be performed;

(3)                                  The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission, and the Investor shall have received the Prospectus in accordance with the federal securities laws;

(4)                                  The Company shall have executed and delivered that certain Funding and Royalty Agreement, by and between the Company and Deerfield ED Corporation (“ED”), of even date herewith (the “Funding and Royalty Agreement”); and

(5)                                  The Company shall have shall have executed and delivered that certain Option and Put Agreement, by and between the Company ED and the Investors, of even date herewith (the “Option and Put Agreement”).

(b)         The obligation of the Company to enter into this Agreement shall be subject to the conditions that:

(1)                                  All representations and warranties and other statements of the Investors shall be true and correct as of and on each of the date of this Agreement and the date of the Closing;

(2)                                  The Investors shall have performed all of its obligations hereunder theretofore to be performed;

(3)                                  ED shall have executed and delivered the Funding and Royalty Agreement; and

(4)                                  The Investors and ED shall have executed and delivered the Option and Put Agreement.

6.                                       Miscellaneous.

(a)          Fees and Expenses.  The Company will reimburse the Investor for the documented, fees and expenses of outside legal counsel of up to $250,000 incurred as part of this transaction.  In addition, provided that the Aggregate Purchase Price is paid in full by the Investors for the Offered Shares, the Company will pay a fee equal to 5% of the Aggregate Purchase Price to Deerfield, simultaneously with the Closing, for arranging the purchase and sale of the Offered Shares.  Other than the amount listed above, each of the parties hereto shall be responsible for their own expenses incurred in connection with the transactions contemplated hereby.

(b)         Binding Agreement; Assignment.  This Agreement shall be binding upon, and shall inure solely to the benefit of, each of the parties hereto, and each of their respective heirs, executors, administrators, successors and permitted assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  The Investors may not assign any of these rights or obligations hereunder to any other person or entity without the prior written consent of the Company.

(c)          Entire Agreement.  This Agreement, including Schedules I and II hereto, constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and may be amended only by written execution by both parties.  Upon execution by the Company and the Investors, this Agreement shall be binding on each of the parties hereto.

(d)         Consent To Jurisdiction.  THIS AGREEMENT SHALL BE ENFORCED, GOVERNED AND CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PRINCIPLES.  FURTHERMORE, THE INVESTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE FEDERAL OR STATE COURTS LOCATED IN THE STATE OF DELAWARE IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH OF THE COMPANY AND THE INVESTOR (AND, TO THE EXTENT PERMITTED BY LAW, ON BEHALF OF ITS AND THEIR EQUITY HOLDERS AND CREDITORS) HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

(e)          Notices.  All notices, requests, consents and other communication hereunder shall be in writing, shall be mailed by first class registered or certified mail, or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

if to the Company, to:

VIVUS, Inc.
1172 Castro Street
Mountain View, CA 94040
Attn: Chief Financial Officer

with a copy mailed to:

Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304
Attn: Mark Reinstra, Esq.

if to Deerfield or the Investors:

c/o Deerfield Capital, L.P.
780 Third Avenue, 37th Floor
New York, New York  10017
Attention:  James E. Flynn

with a copy mailed to:

Katten Muchin Rosenman LLP
575 Madison Avenue
New York, New York  10022
Attention:  Mark I. Fisher

or to such other Person at such other place as the parties shall designate to one another in writing.

(f)            Counterparts.  This Agreement maybe executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one in the same agreement.

(g)         Restriction on Resale.  The Investors hereby irrevocably agree that, without the prior written consent of the Company, the Investors will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Investor Shares, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of the Investor Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of securities, cash or otherwise, or (3) publicly disclose the intention to do any of the foregoing, for a period commencing on the Closing and ending on the 180 day anniversary of the Closing (such 180 day period, the “Lock-Up Period”).  The Lock-Up Period shall not apply to bona fide gifts, sales or other dispositions of the Investor Shares that are made exclusively between and among the affiliates of the Investors, including its partners (if a partnership) or members (if a limited liability company), provided that it shall be a condition to any such transfer that the transferee/donee agrees to be bound by the terms of this Agreement (including, without limitation, the restrictions set forth in this Section 6(g)) to the same extent as if the transferee/donee were a party hereto.  The Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Section 6(g).

IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first written above.

VIVUS, INC.

By:	/s/ Timothy E. Morris
Name:	Timothy E. Morris
Title:	Chief Financial Officer

DEERFIELD MANAGEMENT COMPANY, L.P.

By:	/s/ James Flynn
Name:	James Flynn
Title:	General Partner

DEERFIELD PRIVATE DESIGN FUND, L.P.

By:	/s/ James Flynn
Name:	James Flynn
Title:	General Partner

DEERFIELD PRIVATE DESIGN
INTERNATIONAL, L.P.

By:	/s/ James Flynn
Name:	James Flynn
Title:	General Partner

Signature Page to Securities Purchase Agreement

SCHEDULE I
to
Securities Purchase Agreement

Name of Investors	Aggregate Purchase Price	Number of Offered Shares to be Purchased by Investor

Deerfield Private Design Fund, L.P.	$3,830,004.75	622,765

Deerfield Private Design International, L.P.	$6,169,999.80	1,003,252

Total:	$10,000,004.55

SCHEDULE II
to
Securities Purchase Agreement

List of Subsidiaries	Percent Owned

• VIVUS UK Limited (United Kingdom)	100%

• VIVUS BV (Netherlands)	100%

• VIVUS Real Estate, LLC (New Jersey)	100%